                              EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1     Articles of Incorporation  of Twentieth  Century  Investors,  Inc.,
             dated  June  26,  1990  (filed  as  Exhibit  b1a to  Post-Effective
             Amendment No. 73 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a2     Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             November 19, 1990 (filed as Exhibit b1b to Post-Effective Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a3     Articles of Merger of Twentieth Century Investors, Inc., a Maryland
             corporation  and  Twentieth  Century  Investors,  Inc.,  a Delaware
             corporation,  dated  February  22,  1991  (filed as Exhibit  b1c to
             Post-Effective  Amendment No. 73 to the  Registration  Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on February
             29, 1996, and incorporated herein by reference).

EX-99.a4     Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             August 10, 1993 (filed as Exhibit b1d to  Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a5     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             September 2, 1993 (filed as Exhibit b1e to Post-Effective Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a6     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             April 24, 1995 (filed as Exhibit  b1f to  Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a7     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             October 11, 1995 (filed as Exhibit b1g to Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a8     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             January 22, 1996 (filed as Exhibit b1h to Post-Effective  Amendment
             No.  73  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  29,  1996,  and incorporated herein by reference).

EX-99.a9     Articles Supplementary of Twentieth Century Investors,  Inc., dated
             March 11, 1996 (filed as Exhibit  b1i to  Post-Effective  Amendment
             No.  75  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,   File  No.  2-14213,  filed  on  June  14,  1996,  and
             incorporated herein by reference).

EX-99.a10    Articles Supplementary of Twentieth Century Investors,  Inc., dated
             September 9, 1996 (filed as Exhibit a10 to Post-Effective Amendment
             No.  85  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on  September  1, 1999,  and incorporated herein by reference).

EX-99.a11    Articles of Amendment of Twentieth Century  Investors,  Inc., dated
             December 2, 1996 (filed as Exhibit b1j to Post-Effective  Amendment
             No.  76  to  the  Registration   Statement  on  Form  N-1A  of  the
             Registrant,  File No.  2-14213,  filed on February  28,  1997,  and incorporated herein by reference).

EX-99.a12    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  December  2, 1996  (filed as Exhibit  b1k to  Post-Effective
             Amendment No. 76 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  28,  1997,  and incorporated herein by reference).

EX-99.a13    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  July  28,  1997  (filed  as  Exhibit  b1l to  Post-Effective
             Amendment No. 78 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1998,  and incorporated herein by reference).

EX-99.a14    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  November  28, 1997  (filed as Exhibit a13 to  Post-Effective
             Amendment No. 83 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.a15    Certificate  of  Correction to Articles  Supplementary  of American
             Century  Mutual  Funds,  Inc.,  dated  December  18, 1997 (filed as
             Exhibit a14 to Post-Effective  Amendment No. 83 to the Registration
             Statement on Form N-1A of the Registrant,  File No. 2-14213,  filed on February 26, 1999, and incorporated herein by reference).

EX-99.a16    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  December  18, 1997  (filed as Exhibit b1m to  Post-Effective
             Amendment No. 78 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1998,  and incorporated herein by reference).

EX-99.a17    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  January 25,  1999  (filed as Exhibit  a16 to  Post-Effective
             Amendment No. 83 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.a18    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  February  16, 1999  (filed as Exhibit a17 to  Post-Effective
             Amendment No. 83 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.a19    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  August  2,  1999  (filed as  Exhibit  a19 to  Post-Effective
             Amendment No. 89 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on  December  1,  2000,  and incorporated herein by reference.

EX-99.a20    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  November  11, 1999  (filed as Exhibit a19 to  Post-Effective
             Amendment No. 87 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on November  29,  1999,  and incorporated herein by reference).

EX-99.a21    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  March  5,  2001  (filed  as  Exhibit  a21 to  Post-Effective
             Amendment No. 93 to the Registration  Statement on Form N-1A of the
             Registrant,  File  No.  2-14213,  filed  on  April  20,  2001,  and incorporated herein by reference).

EX-99.a22    Certificate of Correction to Articles Supplementary, dated April 3,
             2001 (filed as Exhibit a22 to  Post-Effective  Amendment  No. 93 to
             the Registration Statement on Form N-1A of the Registrant, File No.
             2-14213,  filed on April  20,  2001,  and  incorporated  herein  by reference).

EX-99.a23    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  June  14,  2002  (filed  as  Exhibit  a23 to  Post-Effective
             Amendment No. 98 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on  October  10,  2002,  and incorporated herein by reference).

EX-99.a24    Certificate  of  Correction to Articles  Supplementary  of American
             Century Mutual Funds,  Inc.,  dated June 25, 2002 (filed as Exhibit
             a24  to  Post-Effective   Amendment  No.  98  to  the  Registration
             Statement on Form N-1A of the Registrant,  File No. 2-14213,  filed on October 10, 2002, and incorporated herein by reference).

EX-99.a25    Articles  Supplementary  of American  Century  Mutual Funds,  Inc.,
             dated  February  12, 2003  (filed as Exhibit a25 to  Post-Effective
             Amendment No. 100 to the Registration Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  28,  2003,  and incorporated herein by reference).

EX-99.a26    Certificate  of  Correction to Articles  Supplementary  of American
             Century  Mutual Funds,  Inc.,  dated February 28, 2003, is included herein.

EX-99.a27    Articles  Supplementary of American Century Mutual Funds,  Inc. (to
             be filed by amendment).

EX-99.b1     Bylaws of Twentieth Century Investors, Inc. (filed as Exhibit b2 to
             Post-Effective  Amendment No. 73 to the  Registration  Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on February
             29, 1996, and incorporated herein by reference).

EX-99.b2     Amendment  to  Bylaws  of  American  Century  Mutual  Funds,  Inc.,
             American Century Capital  Portfolios,  Inc., American Century World
             Mutual   Funds,   Inc.  and  American   Century   Strategic   Asset
             Allocations, Inc. (filed as Exhibit b2b to Post-Effective Amendment
             No.  9 to the  Registration  Statement  on Form  N-1A  of  American
             Century  Capital  Portfolios,  Inc.,  File No.  33-64872,  filed on
             February 17, 1998, and incorporated herein by reference).

EX-99.d1     Management  Agreement  between American Century Mutual Funds,  Inc.
             and American Century Investment  Management,  Inc., dated August 1,
             1997 (filed as Exhibit b5 to Post-Effective Amendment No. 78 to the
             Registration  Statement  on Form N-1A of the  Registrant,  File No.
             2-14213,  filed on February 26, 1998,  and  incorporated  herein by reference).

EX-99.d2     Addendum  to the  Management  Agreement  between  American  Century
             Mutual  Funds,  Inc. and American  Century  Investment  Management,
             Inc.,   dated   September   15,   1997  (filed  as  Exhibit  d2  to
             Post-Effective  Amendment No. 89 to the  Registration  Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December 1,
             2000, and incorporated herein by reference).

EX-99.d3     Addendum  to the  Management  Agreement  between  American  Century
             Mutual  Funds,  Inc. and American  Century  Investment  Management,
             Inc.,   dated   February   16,   1999   (filed  as  Exhibit  d2  to
             Post-Effective  Amendment No. 83 to the  Registration  Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on February
             26, 1999, and incorporated herein by reference).

EX-99.d4     Addendum  to the  Management  Agreement  between  American  Century
             Mutual  Funds,  Inc. and American  Century  Investment  Management,
             Inc.,   dated   November   30,   1999   (filed  as  Exhibit  d3  to
             Post-Effective  Amendment No. 87 to the  Registration  Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on November
             29, 1999, and incorporated herein by reference).

EX-99.d5     Amendment  No.  1 to  the  Management  Agreement  between  American
             Century  Mutual  Funds,   Inc.  and  American  Century   Investment
             Management,  Inc.,  dated  August 1, 2000  (filed as  Exhibit d5 to
             Post-Effective  Amendment No. 89 to the  Registration  Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December 1,
             2000, and incorporated herein by reference).

EX-99.d6     Addendum  to the  Management  Agreement  between  American  Century
             Mutual  Funds,  Inc. and American  Century  Investment  Management,
             Inc.,  dated May 1, 2001  (filed as  Exhibit  d6 to  Post-Effective
             Amendment No. 93 to the Registration  Statement on Form N-1A of the
             Registrant,  File  No.  2-14213,  filed  on  April  20,  2001,  and incorporated herein by reference).

EX-99.d7     Addendum  to the  Management  Agreement  between  American  Century
             Mutual  Funds,  Inc. and American  Century  Investment  Management,
             Inc.,   dated   September   3,  2002   (filed  as   Exhibit  d7  to
             Post-Effective  Amendment No. 98 to the  Registration  Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on October 10,
             2002, and incorporated herein by reference).

EX-99.d8     Addendum  to the  Management  Agreement  between  American  Century
             Mutual Funds, Inc. and American Century Investment Management, Inc.
             (to be filed by amendment).

EX-99.e1     Amended  and  Restated  Distribution   Agreement  between  American
             Century California  Tax-Free and Municipal Funds,  American Century
             Capital Portfolios, Inc., American Century Government Income Trust,
             American  Century   International  Bond  Funds,   American  Century
             Investment  Trust,   American  Century  Municipal  Trust,  American
             Century Mutual Funds, Inc.,  American Century  Quantitative  Equity
             Funds, American Century Strategic Asset Allocations, Inc., American
             Century  Target   Maturities   Trust,   American  Century  Variable
             Portfolios,  Inc.,  American Century Variable  Portfolios II, Inc.,
             American  Century  World Mutual  Funds,  Inc. and American  Century
             Investment  Services,  Inc.,  dated  September  3,  2002  (filed as
             Exhibit e1 to  Post-Effective  Amendment No. 35 to the Registration
             Statement on Form N-1A of American Century  Municipal  Trust,  File
             No. 2-91229,  filed on September 30, 2002, and incorporated  herein by reference).

EX-99.e2     Amendment No. 1 to the Amended and Restated Distribution  Agreement
             between American Century  California  Tax-Free and Municipal Funds,
             American  Century  Capital   Portfolios,   Inc.,  American  Century
             Government Income Trust, American Century International Bond Funds,
             American  Century  Investment  Trust,  American  Century  Municipal
             Trust,  American  Century  Mutual  Funds,  Inc.,  American  Century
             Quantitative   Equity  Funds,   American  Century  Strategic  Asset
             Allocations,   Inc.,  American  Century  Target  Maturities  Trust,
             American  Century  Variable  Portfolios,   Inc.,  American  Century
             Variable  Portfolios II, Inc., American Century World Mutual Funds,
             Inc. and American Century Investment Services, Inc., dated December
             31, 2002 (filed as Exhibit e2 to Post-Effective  Amendment No. 4 to the  Registration  Statement  on  Form  N-1A  of  American  Century
             Variable Portfolios II, Inc., File No. 333-46922, filed on December
             20, 2002, and incorporated herein by reference).

EX-99.e3     Amendment No. 2 to the Amended and Restated Distribution  Agreement
             between American Century  California  Tax-Free and Municipal Funds,
             American  Century  Capital   Portfolios,   Inc.,  American  Century
             Government Income Trust, American Century International Bond Funds,
             American  Century  Investment  Trust,  American  Century  Municipal
             Trust,  American  Century  Mutual  Funds,  Inc.,  American  Century
             Quantitative   Equity  Funds,   American  Century  Strategic  Asset
             Allocations,   Inc.,  American  Century  Target  Maturities  Trust,
             American  Century  Variable  Portfolios,   Inc.,  American  Century
             Variable  Portfolios II, Inc., American Century World Mutual Funds,
             Inc. and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1     Master  Agreement by and between  Commerce Bank, N.A. and Twentieth
             Century  Services,  Inc.,  dated January 22, 1997 (filed as Exhibit
             b8e  to  Post-Effective   Amendment  No.  76  to  the  Registration
             Statement on Form N-1A of the Registrant,  File No. 2-14213,  filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2     Global Custody Agreement  between American Century  Investments and
             The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on
             Form N-1A of American  Century  Government  Income Trust,  File No.
             2-99222,  filed on February  7, 1997,  and  incorporated  herein by reference).

EX-99.g3     Amendment to the Global Custody  Agreement between American Century
             Investments and The Chase  Manhattan  Bank,  dated December 9, 2000
             (filed  as  Exhibit  g2 to  Pre-Effective  Amendment  No.  2 to the
             Registration  Statement on Form N-1A of American  Century  Variable
             Portfolios II, Inc., File No. 333-46922,  filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1     Transfer  Agency  Agreement  by  and  between   Twentieth   Century
             Investors,  Inc. and Twentieth Century Services,  Inc., dated as of
             March 1, 1991 (filed as Exhibit 9 to  Post-Effective  Amendment No.
             76 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No.  2-14213,  filed on February  28, 1997,  and  incorporated herein by reference).

EX-99.h2     Credit  Agreement  between  American  Century  Funds  and The Chase
             Manhattan Bank, as Administrative  Agent,  dated as of December 18,
             2001 (filed as Exhibit h9 to Post-Effective Amendment No. 33 to the
             Registration  Statement on Form N-1A of American Century California
             Tax-Free and Municipal Funds,  File No. 2-82734,  filed on December
             28, 2001, and incorporated herein by reference).

EX-99.i      Opinion   and   Consent   of   Counsel   (filed  as  Exhibit  i  to
             Post-Effective  Amendment No. 89 to the  Registration  Statement on
             Form N-1A of the Registrant, File No. 2-14213, filed on December 1,
             2000, and incorporated herein by reference).

EX-99.j1     Consent of Deloitte & Touche, LLP (to be filed by amendment).

EX-99.j2     Power of Attorney,  dated November 15, 2002 (filed as Exhibit j2 to the Registration Statement on Form N-1A of the Registrant, File No.
             2-14213,  filed on December 17, 2002,  and  incorporated  herein by reference).

EX-99.j3     Secretary's Certificate,  dated November 25, 2002 (filed as Exhibit
             j3 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No.  2-14213,  filed on December  17, 2002,  and  incorporated herein by reference).

EX-99.m1     Master  Distribution  and  Shareholder  Services  Plan of Twentieth
             Century Capital  Portfolios,  Inc.,  Twentieth  Century  Investors,
             Inc.,  Twentieth  Century  Strategic  Asset  Allocations,  Inc. and
             Twentieth  Century World Investors,  Inc.  (Advisor  Class),  dated
             September  3,  1996  (filed  as  Exhibit  b15a  to   Post-Effective
             Amendment  No.  9 to the  Registration  Statement  on Form  N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2     Amendment No. 1 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated  June 13,  1997  (filed  as  Exhibit  b15b to  Post-Effective
             Amendment No. 77 to the Registration  Statement on Form N-1A of the
             Registrant,   File  No.  2-14213,  filed  on  July  17,  1997,  and
             incorporated herein by reference).

EX-99.m3     Amendment No. 2 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated  September 30, 1997 (filed as Exhibit b15c to  Post-Effective
             Amendment No. 78 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1998,  and incorporated herein by reference).

EX-99.m4     Amendment No. 3 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated  June 30,  1998  (filed  as  Exhibit  b15e to  Post-Effective
             Amendment  No.  11 to the  Registration  Statement  on Form N-1A of
             American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5     Amendment No. 4 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated  November 13, 1998 (filed as Exhibit  b15e to  Post-Effective
             Amendment  No.  12 to the  Registration  Statement  on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6     Amendment No. 5 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated  February  16,  1999  (filed as Exhibit m6 to  Post-Effective
             Amendment No. 83 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on February  26,  1999,  and incorporated herein by reference).

EX-99.m7     Amendment No. 6 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated  July  30,  1999  (filed  as  Exhibit  m7  to  Post-Effective
             Amendment  No.  16  on  Form  N-1A  of  American   Century  Capital
             Portfolios,  Inc., File No.  33-64872,  filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8     Amendment No. 7 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated  November  19,  1999  (filed as Exhibit m8 to  Post-Effective
             Amendment No. 87 to the Registration  Statement on Form N-1A of the
             Registrant,  File No.  2-14213,  filed on November  29,  1999,  and incorporated herein by reference).

EX-99.m9     Amendment No. 8 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment
             No.  19 to the  Registration  Statement  on Form  N-1A of  American
             Century World Mutual Funds,  Inc., File No. 33-39242,  filed on May
             24, 2000, and incorporated herein by reference).

EX-99.m10    Amendment No. 9 to the Master Distribution and Shareholder Services
             Plan of American Century Capital Portfolios, Inc., American Century
             Mutual Funds,  Inc.,  American Century Strategic Asset Allocations,
             Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
             dated  April 30,  2001  (filed  as  Exhibit  m10 to  Post-Effective
             Amendment  No.  24 to the  Registration  Statement  on Form N-1A of
             American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11    Amendment  No.  10  to  the  Master  Distribution  and  Shareholder
             Services  Plan  of  American  Century  Capital  Portfolios,   Inc.,
             American Century Mutual Funds,  Inc.,  American  Century  Strategic
             Asset  Allocations,  Inc. and American  Century World Mutual Funds,
             Inc. (Advisor Class),  dated December 3, 2001 (filed as Exhibit m11 to Post-Effective Amendment No. 94 to the Registration Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on December
             13, 2001, and incorporated herein by reference).

EX-99.m12    Amendment  No.  11  to  the  Master  Distribution  and  Shareholder
             Services  Plan  of  American  Century  Capital  Portfolios,   Inc.,
             American Century Mutual Funds,  Inc.,  American  Century  Strategic
             Asset  Allocations,  Inc. and American  Century World Mutual Funds,
             Inc. (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to Post-Effective Amendment No. 26 to the Registration Statement on
             Form N-1A of American  Century World Mutual Funds,  Inc.,  File No.
             33-39242,  filed on  October 1, 2002,  and  incorporated  herein by reference).

EX-99.m13    Master  Distribution  and Individual  Shareholder  Services Plan of
             American Century Capital Portfolios,  Inc., American Century Mutual
             Funds Inc., American Century Strategic Asset Allocations, Inc., and
             American Century World Mutual Funds, Inc. (C Class), dated March 1,
             2001 (filed as Exhibit m11 to  Post-Effective  Amendment  No. 24 to
             the  Registration  Statement on Form N-1A of American Century World
             Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m14    Amendment No. 1 to Master  Distribution and Individual  Shareholder
             Services  Plan  of  American  Century  Capital  Portfolios,   Inc.,
             American  Century  Mutual Funds Inc.,  American  Century  Strategic
             Asset  Allocations,  Inc., and American Century World Mutual Funds,
             Inc.  (C Class),  dated  April 30,  2001  (filed as Exhibit  m12 to
             Post-Effective  Amendment No. 24 to the  Registration  Statement on
             Form N-1A of American  Century World Mutual Funds,  Inc.,  File No.
             33-39242,  filed on April  19,  2001,  and  incorporated  herein by reference).

EX-99.m15    Amendment No. 2 to Master  Distribution and Individual  Shareholder
             Services  Plan  of  American  Century  Capital  Portfolios,   Inc.,
             American  Century  Mutual Funds Inc.,  American  Century  Strategic
             Asset  Allocations,  Inc., and American Century World Mutual Funds,
             Inc. (C Class),  dated  September  3, 2002 (filed as Exhibit m15 to
             Post-Effective  Amendment No. 26 to the  Registration  Statement on
             Form N-1A of American  Century World Mutual Funds,  Inc.,  File No.
             33-39242,  filed on  October 1, 2002,  and  incorporated  herein by reference).

EX-99.m16    Master  Distribution  and Individual  Shareholder  Services Plan of
             American Century World Mutual Funds, Inc.,  American Century Mutual
             Funds, Inc.,  American Century Capital  Portfolios,  Inc., American
             Century  Investment  Trust,  American  Century  Municipal Trust and
             American Century California  Tax-Free and Municipal Funds (A Class)
             dated  September  3, 2002  (filed as Exhibit  m6 to  Post-Effective
             Amendment  No.  34 to the  Registration  Statement  on Form N-1A of
             American Century California  Tax-Free and Municipal Funds, File No.
             2-82734,  filed on  October  1, 2002,  and  incorporated  herein by reference).

EX-99.m17    Master  Distribution  and Individual  Shareholder  Services Plan of
             American Century World Mutual Funds, Inc.,  American Century Mutual
             Funds, Inc.,  American Century Capital  Portfolios,  Inc., American
             Century  Investment  Trust,  American  Century  Municipal Trust and
             American Century California  Tax-Free and Municipal Funds (B Class)
             dated  September  3, 2002  (filed as Exhibit  m7 to  Post-Effective
             Amendment  No.  34 to the  Registration  Statement  on Form N-1A of
             American Century California  Tax-Free and Municipal Funds, File No.
             2-82734,  filed on  October  1, 2002,  and  incorporated  herein by reference).

EX-99.m18    Master  Distribution  and Individual  Shareholder  Services Plan of
             American  Century  Mutual Funds,  Inc.,  American  Century  Capital
             Portfolios,  Inc.,  American  Century  Quantitative  Equity  Funds,
             American  Century  World Mutual  Funds,  Inc. and American  Century
             Strategic  Asset  Allocations,  Inc.  (R  Class)  (to be  filed  by amendment).

EX-99.n1     Amended  and  Restated  Multiple  Class  Plan of  American  Century
             Capital  Portfolios,  Inc.,  American  Century Mutual Funds,  Inc.,
             American  Century  Strategic  Asset  Allocations,   Inc.,  American
             Century  World Mutual  Funds,  Inc.,  American  Century  California
             Tax-Free and Municipal Funds,  American Century  Government  Income
             Trust,   American  Century   Investment  Trust,   American  Century
             International   Bond  Funds,   American  Century  Municipal  Trust,
             American  Century  Quantitative  Equity Funds and American  Century
             Target Maturities Trust,  dated September 3, 2002 (filed as Exhibit
             n1 to Post-Effective Amendment No. 35 to the Registration Statement
             on Form N-1A of American Century California  Tax-Free and Municipal
             Funds,   File  No.  2-82734,   filed  on  December  17,  2002,  and
             incorporated herein by reference).

EX-99.n2     Amendment No. 1 to the Amended and Restated  Multiple Class Plan of
             American Century California Tax-Free and Municipal Funds,  American
             Century  Government  Income Trust,  American Century  International
             Bond Funds,  American Century  Investment  Trust,  American Century
             Municipal Trust, American Century Target Maturities Trust, American
             Century   Quantitative  Equity  Funds,   American  Century  Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc., dated December 31, 2002 (filed as Exhibit
             n2 to Post-Effective Amendment No. 39 to the Registration Statement
             on Form N-1A of American Century Municipal Trust, File No. 2-91229,
             filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3     Amendment No. 2 to the Amended and Restated  Multiple Class Plan of
             American Century California Tax-Free and Municipal Funds,  American
             Century  Government  Income Trust,  American Century  International
             Bond Funds,  American Century  Investment  Trust,  American Century
             Municipal Trust, American Century Target Maturities Trust, American
             Century   Quantitative  Equity  Funds,   American  Century  Capital
             Portfolios,  Inc.,  American Century Mutual Funds,  Inc.,  American
             Century  Strategic  Asset  Allocations,  Inc. and American  Century
             World Mutual Funds, Inc. (to be filed by amendment).

EX-99.p      American Century  Investments Code of Ethics (filed as Exhibit p to
             Post-Effective  Amendment No. 35 to the  Registration  Statement on
             Form N-1A of American  Century  California  Tax-Free and  Municipal
             Funds, File No. 2-82734,  filed December 17, 2002, and incorporated herein by reference).